EXHIBIT 10.1
Certain portions of this Exhibit have been omitted pursuant to
Item 601(b)(10)(iv) of Regulation S-K.

Amendment No. 3
to the Contract between
EchoStar XXIV L.L.C. and Maxar Space LLC
for the Jupiter 3 Satellite Program

This Amendment No. 3 (“Amendment No. 3”) to the Contract between EchoStar XXIV L.L.C. (hereinafter referred as “EchoStar” or the “Purchaser”) and Maxar Space LLC (hereinafter referred as “Maxar” or the “Contractor”), dated April 19, 2017, and that certain Amendment No. 1 made as of October 1, 2018 and that certain Amendment No. 2 made as of November 16, 2022 (collectively referred to hereinafter as the “Contract”) is made as of March 24, 2023 (the “Amendment No. 3 Effective Date”) by and between EchoStar and Maxar (collectively, the “Parties”). Capitalized terms used but not defined in this Amendment No. 3 have the meanings given to them in the Contract.

WHEREAS, the Parties now desire to amend the Contract as further set forth below to, among other things, modify the location and nature of the Work to be performed;

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements contained in this Amendment No. 3, the Parties agree to amend the Contract as follows:

1.Modified Work. (a) After the successful deployment during post-dynamics testing of ****, Contractor shall conduct **** rather than at **** the integration and associated post-integration activities, ****. (b) Contractor shall perform **** of testing of the Data Handling Subsystem (in the manner set forth in clause (c) below) ****. (c) At the ****, Contractor shall perform the testing as set forth in Exhibit D associated with **** the Data Handling Subsystem ****. The items described in clauses (a) through (c) above shall be known as the “Modified **** Work”.

2.Satellite Pre-Shipment Review. The Parties hereby agree that all SPSR-related reviews, requests for waivers and deviations, and Purchaser’s concurrences and/or non-concurrences of such reviews associated with the Modified **** Work that would have occurred as part of SPSR had such Work **** prior to SPSR shall occur following SPSR at **** prior to the Satellite being Delivered. For clarity, the obligations set forth in Article 9 (Satellite Pre-Shipment Review), Section 3.8.1 of the SOW, Section 1.1.3.6 of Exhibit C, and Section 6.2 of Exhibit D are unmodified except for the **** of the occurrence of such portion of the SPSR reviews associated with the Modified **** Work. For further clarity, the SPSR Complete Date shall be the date on which Purchaser provides Contractor written notice of its concurrence with the results of the SPSR (including without limitation any waiver of its right to compel correction of those non-conformances to the requirements of Exhibit B, Satellite Performance Specification, specified by Purchaser in such notice) less the Modified **** Work and the portion of SPSR to occur at the ****, and the Satellite shall be deemed ready for shipment to ****. Notwithstanding the forgoing, SPSR shall not be considered complete until the completion of the SPSR-related reviews and Purchaser’s concurrence of such reviews associated with the Modified **** Work.

3.Delivery. The second sentence of Article 11 of the Contract is hereby deleted in its entirety and replaced with the following:

“In the case of the Satellite, Delivery of the Satellite shall occur following the completion of all of the following: ****.”

4.****. Section 14.2 of the Contract is hereby deleted in its entirety and replaced with the following:

“****”

EXHIBIT 10.1
5.Ground Storage. If Purchaser directs Contractor to place the Satellite into storage following the completion of all portions of SPSR **** solely due to the unavailability of the Launch Vehicle and not for any reason caused by the Contractor, then such storage will be subject to the provisions of Article 32 (Ground Storage), including without limitation Section 32.7 ****. Any payments required to be made pursuant to Article 14.3 shall be tolled for the period the Satellite is in Ground Storage pursuant to this Section 5 of this Amendment No. 3.

6.Replacement Satellites and Additional Satellites. Notwithstanding anything to the contrary in this Amendment No. 3, the amendments to the Contract as set forth in this Amendment No. 3 shall only apply to the Satellite known as Jupiter 3/EchoStar XXIV and not a Replacement Satellite or Additional Satellite procured pursuant to Article 27 (Options) of the Contract.

7.Exhibit D. The Parties hereby agree that effective as of the Amendment No. 3 Effective Date, the Modified **** Work and any portion of the SPSR associated with the Modified **** Work will be considered part of the ****.

8.Binding Effect; Conflicts. Except as expressly amended by this Amendment No. 3, all terms, conditions, obligations and covenants of the Contract shall remain and continue in full force and effect, without any change whatsoever, and Contractor and Purchaser hereby ratify and confirm the Contract, as amended. In the event of a conflict between this Amendment No. 3 and the Contract, this Amendment No. 3 shall prevail. This Amendment No. 3 will be binding upon, and inure to the benefits of, the heirs, personal representatives, successors and assigns of the Parties.

9.Counterparts. This Amendment No. 3 may be executed in one or more counterparts, each of which, when executed, shall be deemed an original and all of which taken together will constitute one and the same instrument. Execution of this Amendment No. 3 by facsimile or electronically scanned documents shall be effective to create a binding agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 by their duly authorized representatives as of the Amendment No. 3 Effective Date.

Maxar Space LLC
By:	/ s /
Name:
Title:

EchoStar XXIV L.L.C.
By:	/ s /
Name: Dean Manson
Title: Chief Legal Officer